UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________________________
FORM 8-K
_____________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): May 12, 2020
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DANAHER CORPORATION
(Exact Name of Registrant as Specified in Its Charter)
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Delaware		001-08089	59-1995548
(State or Other Jurisdiction of Incorporation)		(Commission File Number)	(IRS Employer Identification No.)

2200 Pennsylvania Avenue, NW			20037-1701
Suite 800W
Washington,	DC
(Address of Principal Executive Offices)			(Zip Code)
202-828-0850
(Registrant’s Telephone Number, Including Area Code)
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
_____________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	DHR	New York Stock Exchange
4.75% Mandatory Convertible Preferred Stock, Series A, without par value	DHR PR A	New York Stock Exchange
Floating Rate Senior Notes due 2022	DHR F 06/30/22	New York Stock Exchange
1.700% Senior Notes due 2022	DHR 1.7 01/04/22	New York Stock Exchange
1.700% Senior Notes due 2024	DHR 1.7 03/30/24	New York Stock Exchange
2.500% Senior Notes due 2025	DHR 2.5 07/08/25	New York Stock Exchange
0.200% Senior Notes due 2026	DHR 0.2 03/18/26	New York Stock Exchange
2.100% Senior Notes due 2026	DHR 2.1 09/30/26	New York Stock Exchange
1.200% Senior Notes due 2027	DHR 1.2 06/30/27	New York Stock Exchange
0.450% Senior Notes due 2028	DHR 0.45 03/18/28	New York Stock Exchange
2.500% Senior Notes due 2030	DHR 2.5 03/30/30	New York Stock Exchange
0.750% Senior Notes due 2031	DHR 0.75 09/18/31	New York Stock Exchange
1.350% Senior Notes due 2039	DHR 1.35 09/18/39	New York Stock Exchange
1.800% Senior Notes due 2049	DHR 1.8 09/18/49	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.03.    Material Modification to the Rights of Security Holders.
In connection with the public offering (the “MCPS Offering”) by Danaher Corporation (the “Company”) of 1,550,000 shares representing $1,550,000,000.00 aggregate liquidation preference (the “Firm Shares”), as well as an additional 167,500 shares representing $167,500,000.00 additional aggregate liquidation preference to cover over-allotments (the “Option Shares” and together with the Firm Shares, the “Shares”), of its 5.00% Mandatory Convertible Preferred Stock, Series B, without par value (the “Series B Mandatory Convertible Preferred Stock”), and the concurrent offering of Common Stock by the Company described under Item 8.01 below (the “Common Stock Offering” and together with the MCPS Offering, the “Offerings”), the Company filed a Certificate of Designations (the “Certificate of Designations”) with the Secretary of State of the State of Delaware on May 11, 2020 to establish the designations, powers, preferences and rights of the Series B Mandatory Convertible Preferred Stock and the qualifications, limitations and restrictions thereof, including the dividend rate, the amount payable with respect thereto in the event of the Company’s voluntary or involuntary liquidation, winding-up or dissolution, restrictions on the issuance of shares of the same series or of any other class or series, the terms and conditions of conversion of the Series B Mandatory Convertible Preferred Stock and the voting rights of the Series B Mandatory Convertible Preferred Stock. The Certificate of Designations became effective upon acceptance of such filing.
Subject to certain exceptions, so long as any share of Series B Mandatory Convertible Preferred Stock remains outstanding, no dividend or distribution will be declared or paid on shares of the Company’s common stock or any other class or series of stock ranking junior to the Series B Mandatory Convertible Preferred Stock, and no common stock or any other class or series stock ranking junior to the Series B Mandatory Convertible Preferred Stock will be purchased, redeemed or otherwise acquired for consideration by the Company or any of its subsidiaries unless, in each case, all accumulated and unpaid dividends for all preceding dividend periods have been declared and paid, or a sufficient amount of cash or number of shares of the Company’s common stock has been set apart for the payment of such dividends, on all outstanding shares of Series B Mandatory Convertible Preferred Stock. In addition, when dividends on shares of the Series B Mandatory Convertible Preferred Stock (i) have not been declared and paid in full on any dividend payment date, or (ii) have been declared but a sum of cash or number of shares of our common stock sufficient for payment thereof has not been set aside for the benefit of the holders, no dividends may be declared or paid on any parity stock, including the Company’s 4.75% Mandatory Convertible Preferred Stock, Series A, unless dividends are declared on the shares of Series B Mandatory Convertible Preferred Stock on a pro rata basis.
Unless converted earlier in accordance with the terms of the Certificate of Designations, each share of Series B Mandatory Convertible Preferred Stock will mandatorily convert on the mandatory conversion date, which is expected to be April 15, 2023 into between 5.0081 and 6.1349 shares of the Company’s common stock, subject to customary anti-dilution adjustments. The number of shares of the Company’s common stock issuable upon conversion will be determined based on the average volume-weighted average price per share of the Company’s common stock over the 20 consecutive trading day period beginning on, and including, the 21st scheduled trading day immediately before April 15, 2023.
Subject to the rights of holders of any class or series of the Company’s capital stock ranking senior to the Series B Mandatory Convertible Preferred Stock with respect to dividends, holders of Series B Mandatory Convertible Preferred Stock will be entitled to receive, when, as and if declared by the Company’s board of directors, or an authorized committee thereof, out of funds legally available for payment, cumulative dividends at the annual rate of 5.00% of the liquidation preference of $1,000 per share (equivalent to $50.00 annually per share), payable in cash or, subject to certain limitations, by delivery of shares of the Company’s common stock or any combination of cash and shares of the Company’s common stock, at the Company’s election. If declared, dividends on the Series B Mandatory Convertible Preferred Stock will be payable quarterly on January 15, April 15, July 15 and October 15 of each year, commencing on July 15, 2020 to, and including, April 15, 2023 to the holders of record of the Series B Mandatory Convertible Preferred Stock as they appear on the Company’s stock register at the close of business on the immediately preceding December 31, March 31, June 30 and September 30, respectively.
Upon the Company’s voluntary or involuntary liquidation, winding-up or dissolution, each holder of Series B Mandatory Convertible Preferred Stock will be entitled to receive a liquidation preference in the amount of $1,000 per share of Series B Mandatory Convertible Preferred Stock, plus an amount equal to accumulated and unpaid dividends on such shares to, but excluding, the date fixed for liquidation, winding-up or dissolution to be paid out of the Company’s assets legally available for distribution to its stockholders, after satisfaction of debt and other liabilities owed to the Company’s creditors and holders of shares of its stock ranking senior to the Series B Mandatory Convertible Preferred Stock and before any payment or distribution is made to holders of any stock ranking junior to the Series B Mandatory Convertible Preferred Stock (including the Company’s common stock).
The above description of the Certificate of Designations is qualified in its entirety by reference to the Certificate of Designations, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On May 11, 2020, the Company filed the Certificate of Designations with the Secretary of State of the State of Delaware to establish the designations, powers, preferences and rights of the Series B Mandatory Convertible Preferred Stock and the qualifications, limitations and restrictions thereof, including the dividend rate, the amount payable with respect thereto in the event of the Company’s voluntary or involuntary liquidation, winding-up or dissolution, the terms and conditions of conversion of the Series B Mandatory Convertible Preferred Stock and the voting rights of the Series B Mandatory Convertible Preferred Stock. The Certificate of Designations, a copy of which is incorporated by reference as Exhibit 3.1 to this Current Report on Form 8-K, became effective upon acceptance of such filing. The information set forth under Item 3.03 above is incorporated herein by reference.
Item 8.01.    Other Events.
Offering of Common Stock
On May 7, 2020, the Company entered into an underwriting agreement (the “Common Stock Underwriting Agreement”) with Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., J.P. Morgan Securities LLC and Evercore Group L.L.C., as representatives of the several underwriters listed on Schedule A thereto (the “Common Stock Underwriters”), pursuant to which the Company agreed to issue and sell to the Common Stock Underwriters an aggregate of 9,509,203 shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”) in a registered public offering pursuant to the Company’s shelf registration statement on Form S-3 (Registration File No. 333-224149) (“Shelf Registration Statement”). Pursuant to the Common Stock Underwriting Agreement, the Company granted the Common Stock Underwriters an option to purchase an additional 1,426,379 shares of Common Stock (the “Common Stock Option”). On May 12, 2020, the Common Stock Underwriters exercised in full the Common Stock Option. For a description of the terms and conditions of the Common Stock Underwriting Agreement, please refer to the Common Stock Underwriting Agreement, a copy of which is filed as Exhibit 1.1 hereto and is incorporated herein by reference. The above description of the Common Stock Underwriting Agreement is qualified in its entirety by the Common Stock Underwriting Agreement so filed.
Offering of Series B Mandatory Convertible Preferred Stock
On May 7, 2020, the Company entered into an underwriting agreement (the “MCPS Underwriting Agreement”) with Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., J.P. Morgan Securities LLC and Evercore Group L.L.C., as representatives of the several underwriters listed on Schedule A thereto (the “MCPS Underwriters”), pursuant to which the Company agreed to issue and sell to the MCPS Underwriters an aggregate of 1,550,000 shares of Series B Mandatory Convertible Preferred Stock, in a registered public offering pursuant to the Shelf Registration Statement. Pursuant to the MCPS Underwriting Agreement, the Company granted the MCPS Underwriters an option to purchase an additional 167,500 shares of Series B Mandatory Convertible Preferred Stock to cover over-allotments (the “MCPS Option”). On May 11, 2020, the MCPS Underwriters exercised in full the MCPS Option. For a description of the terms and conditions of the MCPS Underwriting Agreement, please refer to the MCPS Underwriting Agreement, a copy of which is filed as Exhibit 1.2 hereto, and is incorporated herein by reference. The above description of the MCPS Underwriting Agreement is qualified in its entirety by the MCPS Underwriting Agreement so filed.
On May 12, 2020, the Company closed the Offerings, including the shares of Series B Mandatory Convertible Preferred Stock issuable pursuant to the MCPS Option. The Company expects to close the Common Stock Option on or about May 14, 2020.
The Company anticipates using the net proceeds of the Offerings for general corporate purposes, which may include, without limitation and in our sole discretion, funding potential future acquisitions and investments, working capital, capital expenditures, investments in or loans to our subsidiaries, refinancing of outstanding indebtedness, refinancing of outstanding capital securities, share repurchases (including, but not limited to, repurchases of our common stock), dividends and satisfaction of other obligations. The precise amounts and timing of these uses of proceeds will depend on the Company’s funding requirements and those of its subsidiaries.
A copy of the legal opinion and consent of Wilmer Cutler Pickering Hale and Dorr LLP relating to the Common Stock issued and sold in the Common Stock Offering is attached as Exhibit 5.1 hereto. A copy of the legal opinion and consent of Wilmer Cutler Pickering Hale and Dorr LLP relating to the Series B Mandatory Convertible Preferred Stock issued and sold in the MCPS Offering is attached as Exhibit 5.2 hereto.

Item 9.01 Financial Statements and Exhibits
The following exhibits are filed herewith, unless otherwise indicated:

Exhibit Number	Exhibit Description

1.1
Underwriting Agreement relating to the Common Stock, dated May 7, 2020, by and among the Company and Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., J.P. Morgan Securities LLC and Evercore Group L.L.C., as representatives of the several underwriters listed on Schedule A thereto

1.2
Underwriting Agreement relating to the Series B Mandatory Convertible Preferred Stock, dated May 7, 2020, by and among the Company and Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., J.P. Morgan Securities LLC and Evercore Group L.L.C., as representatives of the several underwriters listed on Schedule A thereto

3.1	Certificate of Designations of the 5.00% Mandatory Convertible Preferred Stock, Series B, filed with the Secretary of State of the State of Delaware on May 11, 2020

4.1	Specimen Certificate of the 5.00% Mandatory Convertible Preferred Stock, Series B (contained in Exhibit 3.1 above)

5.1	Opinion of Wilmer Cutler Pickering Hale and Dorr LLP regarding the legality of the shares of Common Stock

5.2	Opinion of Wilmer Cutler Pickering Hale and Dorr LLP regarding the legality of the shares of the Series B Mandatory Convertible Preferred Stock

23.1	Consent of Wilmer Cutler Pickering Hale and Dorr LLP (contained in Exhibit 5.1 above)

23.2	Consent of Wilmer Cutler Pickering Hale and Dorr LLP (contained in Exhibit 5.2 above)

101.INS	Inline XBRL Instance Document - the instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document

101.SCH	Inline XBRL Taxonomy Extension Schema Document

101.CAL	Inline XBRL Taxonomy Extension Calculation Linkbase Document

101.DEF	Inline XBRL Taxonomy Extension Definition Linkbase Document

101.LAB	Inline XBRL Taxonomy Extension Labels Linkbase Document

101.PRE	Inline XBRL Taxonomy Extension Presentation Linkbase Document

104	Cover Page Interactive Data File (formatted as inline XBRL with applicable taxonomy extension information contained in Exhibits 101)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DANAHER CORPORATION

Date: May 12, 2020	By:	/s/ James F. O'Reilly
Name: James F. O'Reilly
Title: Vice President, Associate General Counsel and Secretary